SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) September 29,
                               2004
                        -------------------
                   Commission File Number 1-5324
                              ------

                        NORTHEAST UTILITIES
                       --------------------
      (Exact name of registrant as specified in its charter)

        MASSACHUSETTS          1-5324              04-2147929
 -------------------------    ---------         ---------------
(State or other jurisdiction  (Commisson        (I.R.S. Employer
    of organization)          File Number)        incorporation
                                               or Identification No.)

          ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD
   MASSACHUSETTS                                      01105
 -----------------------------------------------------------------
       (Address of principal executive offices)    (Zip Code)

                          (413) 785-5871
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]   Written communications pursuant to Rule 425 under the
       Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the
       Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-
       2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e- 4(c))


Section 7   -  Regulation FD

Item 7.01      Regulation FD Disclosure

    Northeast Utilities ("NU) is sending a letter to its shareholders providing shareholders with an update on developments at NU in 2004. A copy of the letter is attached as Exhibit 20. Exhibit 20, which is incorporated in Item 7.01 by reference thereto, is furnished pursuant to Regulation FD.


Section 9    - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

               (a)  Financial Statements of Businesses Acquired

               (b)  Pro-Forma Financial Information

               (c)  Exhibits

               Exhibit        Description
               -------        -----------
               Exhibit 20     Letter to Shareholders dated September
                              30, 2004

                     [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NORTHEAST UTILITIES
                              (Registrant)


                              By:  /s/ Randy A. Shoop
                                   Name: Randy A. Shoop
                                   Title: Assistant Treasurer
                                          - Finance



Date:  September 29, 2004